SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 17, 2000


                              BELL & HOWELL COMPANY
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                      1-3246                           36-3580106
              -------------------                      ------------
          (Commission File Number)             (IRS Employer Identification No.)




5215 Old Orchard Road, Skokie, Illinois                       60077-1076
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(Address of principal executive offices)                      (Zip code)


(Registrant's telephone number, including area code)       847-470-7100
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Item 5.  Other Events.

         On October 30, 2000, the Company filed a press release announcing that it has agreed to sell its Imaging unit to Kodak for approximately $150 million in cash. A copy of the press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         (99.1)   Press Release dated October 30, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BELL & HOWELL COMPANY



Date:  October 30, 2000                     /s/ Todd Buchardt
                                            ------------------------------
                                            Todd Buchardt
                                            General Counsel & Secretary